SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 14, 2001
                       ----------------------------------

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)




        Delaware                    0-21995                    06-1419064
        --------                    -------                    ----------
(State of Incorporation)     (Commission File No.)            (IRS Employer
                                                          Identification Number)




               15 Riverside Avenue
              Westport, Connecticut                             06880-4214
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       (Address of Principal Executive Office)                  (Zip Code)



                                 (203) 291-3300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   First Aviation Services Announces Record Sales and Profits
          ----------------------------------------------------------

          First Aviation Services Inc. announces earnings for the three and six months ended July 31, 2001. A copy of the press release, exhibit 99.2, is attached and incorporated by reference.

          (c) Exhibits
              --------

          99.2 Press release dated September 14, 2001 announcing earnings for the three and six months ended July 31, 2001.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FIRST AVIATION SERVICES INC.



Date:    September 14, 2001           By:      /s/ John A. Marsalisi
                                               ---------------------

                                      Name:    John A. Marsalisi
                                      Title:   Secretary, Vice President &
                                               Chief Financial Officer
                                               (Principal Finance and
                                               Accounting Officer)